Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

September 6, 2019

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Prudential Discovery Premier Group Variable Contract Account (File No. 811-09799) Discovery Premier Group Retirement Annuity (File No. 333-95637)
Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the funds and portfolios specified below:

1.
Filer/Entity:        AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Registration No.:        811-07452
CIK No.:        0000896435
Accession No.:        0001193125-19-229036
Date of Filing:        2019-08-26

Share Class:     Series I

Invesco V.I. Core Equity Fund
Invesco V.I. Government Securities Fund
Invesco V.I. International Growth Fund
Invesco V.I. Mid Cap Growth Fund

2.
Filer/Entity:        AB Variable Products Series Fund, Inc.
Registration No.:        811-05398
CIK No.:        0000825316
Accession No.:        0001193125-19-227589
Date of Filing:        2019-08-23

Share Class:     Class A

AB VPS Growth and Income Portfolio
AB VPS Large Cap Growth Portfolio
AB VPS Small Cap Growth Portfolio

3.
Filer/Entity:        American Century Variable Portfolios, Inc.
Registration No.:        811-05188
CIK No.:        0000814680
Accession No.:        0000814680-19-000096
Date of Filing:        2019-08-23

Share Class:     Class I

VP Income & Growth Fund

4.
Filer/Entity:        BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Registration No.:    811-07044
CIK No.:    0000890064
Accession No.:    0000890064-19-000022
Date of Filing:    2019-08-09

Share Class:     Initial

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

5.	Filer/Entity: Davis Variable Account Fund, Inc. Registration No.: 811-09293 CIK No.: 0001084060 Accession No.: 0001084060-19-000030 Date of Filing: 2019-08-21
Share Class: N/A

Davis Value Portfolio

6.
Filer/Entity:        Delaware VIP® Trust
Registration         No.:811-05162
CIK No.:        0000814230
Accession No:        0001206774-19-003094
Date of Filing:        2019-09-05

Share Class:     Standard

Delaware VIP® Emerging Markets Series

7.
Filer/Entity:        Franklin Templeton Variable Insurance Products Trust
Registration No.:        811-05583
CIK No.:        0000837274
Accession No.:        0001193125-19-XXXXX
Date of Filing:        2019-0X-XX

Share Class:     Class 1

Franklin Small-Mid Cap Growth VIP Fund
Templeton Foreign VIP Fund

8.
Filer/Entity:        Janus Aspen Series
Registration No.:        811-07736
CIK No.:        0000906185
Accession No.:        0000906185-19-000012
Date of Filing:        2019-08-29

Share Class:     Institutional

Janus Henderson Enterprise Portfolio
Janus Henderson Global Research Portfolio

9.	Filer/Entity: MFS® Variable Insurance Trust Registration No.: 811-08326 CIK No.: 0000918571 Accession No.: 0001193125-19-227573 Date of Filing: 2019-08-23

Share Class:     Initial

MFS® Growth Series
MFS® Investors Trust Series
MFS® Total Return Bond Series
MFS® Total Return Series

10.
Filer/Entity:         MFS® Variable Insurance Trust II
Registration No.:        811-03732
CIK No.:        0000719269
Accession No.:        0001193125-19-226685
Date of Filing:        2019-08-22

Share Class:     Initial

MFS® Massachusetts Investors Growth Stock Portfolio

11.	Filer/Entity: PIMCO Variable Insurance Trust
Registration No.:    811-08399
Accession No.:        0001193125-19-231841
Date of Filing:        2019-08-28
Share Class:        Administrative
PIMCO Short-Term Portfolio

12.
Filer/Entity:        Prudential Series Fund
Registration No.:        811-03623
CIK No.:        0000711175
Accession No.:        0001193125-19-237352
Date of Filing:        2019-09-04

Share Class:     Class I

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio

Government Income Portfolio
Government Money Market Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

13.
Filer/Entity:    T. Rowe Price Equity Series, Inc.
Registration No.:    811-07143
CIK No.:        0000918294
Accession No.:        0001206774-19-002811
Date of Filing:        2019-08-22

Share Class:      N/A

T. Rowe Price Equity Income Portfolio

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Vice President and Corporate Counsel